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                                                                 August 30, 2004

                        THE NAVELLIER PERFORMANCE FUNDS

                       NAVELLIER MID CAP GROWTH PORTFOLIO
                    NAVELLIER AGGRESSIVE MICRO CAP PORTFOLIO
                     NAVELLIER AGGRESSIVE GROWTH PORTFOLIO

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2004

Effective after the close of business on August 27, 2004, the Navellier Performance Funds Aggressive Growth Portfolio was merged into the Navellier Performance Funds Aggressive Micro Cap Portfolio. Shares of the Navellier Performance Funds Aggressive Growth Portfolio are no longer available for purchase. The investment goals, strategies and portfolio management of the Navellier Performance Funds Aggressive Micro Cap Portfolio have not changed as a result of the merger and are described in the Prospectus.